Exhibit 99.1

Certification of Services Performed

November 13, 2019

Reference is made to that certain proposed Loan Agreement (the “Loan Agreement”), by and between ALTO Asset Company I, LLC, a Delaware limited partnership (“Borrower”) and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“Client”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to Borrower and Client, to the best of my knowledge and belief, that Green River Capital, LLC (“GRC”) has completed the services ordered by Client under the Evaluation Services Agreement dated November 6, 2019 between GRC and Client, in connection with the borrowing of the Loan for the Properties contained in the data tape entitled “AMSR 2019-SFR1 - Tape as of 10.31.2019 v3” (the “2019-SFR1 data tape”). Furthermore;

1.	GRC has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the 2019-SFR1 data tape and (c) no such Lease contains terms that are materially inconsistent with customary lease terms for the jurisdiction where the applicable Property is located, and (d) all Section 8 leases are correctly reported in the 2019-SFR1 data tape.

2.	GRC has reviewed the values in the 2019-SFR1 data tape that are used in the calculations and reporting of the purchase prices, lease commencement and expiration dates, rent amounts, Broker Price Opinion amounts, and Broker Price Opinion completion dates, and verified such values in the 2019-SFR1 data tape are correct.

3.	GRC has reviewed (a) the addresses on the 2019-SFR1 data tape and verified that they match the addresses that appear on the Broker Price Opinions and (b) the county designation for each Property in the 2019-SFR1 data tape and confirmed each such designation is accurate and matches the county designation in the corresponding approved title policy commitment.

4.	GRC has reviewed the 2019-SFR1 data tape which indicates which Properties are or are not subject to an active homeowner’s, condominium, or other common-interest community association (collectively, “HOA”) and has verified, based on its review of the title work, the 2019-SFR1 data tape and that certain HOA discrepancy review report dated on or about the date hereof executed by Summit Title & Escrow, LLC (“STE”), that the Properties identified in the 2019-SFR1 data tape as not being subject to an HOA are accurately identified.

5.	GRC has reviewed the 2019-SFR1 data tape, provided by Borrower, which indicates which Properties are condominiums and has confirmed, based on property-type designations in the Broker Price Opinion for each Property and, if necessary, based on the county records via an online database and other online resources, that the designations of Properties as condominiums on the 2019-SFR1 data tape are accurate.

6.	GRC has reviewed the purchase documentation for the Properties provided by Borrower in each case, suitable for the type of purchase. GRC has compared the acquisition price amounts in the 2019-SFR1 data tape against the purchase documentation provided and confirmed that the acquisition price amounts in the 2019-SFR1 data tape are accurate.

[SIGNATURE FOLLOWS ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

GREEN RIVER CAPITAL, LLC

/s/ Tim Reilly
Name: Tim Reilly
Title: Executive Vice President, Mortgage Services Operations

GRC DILIGENCE CERTIFICATE